Commitments and Contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies

NOTE 17—COMMITMENTS AND CONTINGENCIES

General Guarantees and Indemnifications. In the normal course of business, the Company enters into numerous real estate leasing and aircraft financing arrangements that have various guarantees included in the contracts. These guarantees are primarily in the form of indemnities under which the Company typically indemnifies the lessors and any tax/financing parties against tort liabilities that arise out of the use, occupancy, operation or maintenance of the leased premises or financed aircraft. Currently, the Company believes that any future payments required under these guarantees or indemnities would be immaterial, as most tort liabilities and related indemnities are covered by insurance (subject to deductibles). Additionally, certain leased premises such as fueling stations or storage facilities include indemnities of such parties for any environmental liability that may arise out of or relate to the use of the leased premises.

Legal and Environmental. The Company has certain contingencies resulting from litigation and claims incident to the ordinary course of business. Management believes, after considering a number of factors, including (but not limited to) the information currently available, the views of legal counsel, the nature of contingencies to which the Company is subject and prior experience, that the ultimate disposition of the litigation and claims will not materially affect the Company’s consolidated financial position or results of operations. The Company records liabilities for legal and environmental claims when a loss is probable and reasonably estimable. These amounts are recorded based on the Company’s assessments of the likelihood of their eventual disposition.

Commitments. UAL Aircraft Commitments. UAL had firm commitments to purchase 100 Boeing 737 MAX 9 aircraft scheduled for delivery from 2018 through 2022. UAL also had options to purchase an additional 100 Boeing 737 MAX 9 aircraft. UAL had the right, and intends in the future, to assign its interest under the purchase agreement for the 737 MAX 9 aircraft to United.

United Aircraft Commitments. United had firm commitments to purchase 147 new aircraft (49 Boeing 787 aircraft, 73 Boeing 737 aircraft and 25 Airbus A350XWB aircraft) scheduled for delivery from January 1, 2013 through 2020. United also had options to purchase 74 Boeing aircraft and purchase rights for additional aircraft. In 2013, United expects to take delivery of 24 Boeing 737-900ER aircraft and two Boeing 787-8 aircraft.

The table below summarizes United’s commitments as of December 31, 2012 (including those intended to be assigned from UAL), which primarily relate to the acquisition of aircraft and related spare engines, aircraft improvements and include other commitments primarily to acquire information technology services and assets for the years ended December 31 (in billions):

2013	$1.8
2014	1.5
2015	2.0
2016	3.0
2017	2.5
After 2017	7.1

$17.9

As of December 31, 2012, United had arranged for EETC financing of 14 Boeing 737-900ER aircraft and one Boeing 787-8 aircraft scheduled for delivery through July 2013. In addition, United had secured backstop financing commitments from its widebody aircraft and engine manufacturers for a limited number of its future aircraft deliveries, subject to certain customary conditions. See Note 14 in this Exhibit 99.3 of this Current Report on Form 8-K for additional information. However, the Company does not have backstop financing or any other financing currently in place for its firm narrowbody aircraft orders or its other aircraft orders with Boeing. Financing will be necessary to satisfy the Company’s capital commitments for its firm order aircraft and other related capital expenditures. The Company can provide no assurance that any financing not already in place for aircraft and spare engine deliveries will be available to the Company on acceptable terms when necessary or at all.

The Company has concluded its discussions with Boeing regarding delays in delivery of certain Boeing 787 aircraft, and have reached a resolution with Boeing regarding compensation to be received in connection with those delays.

Credit Card Processing Agreements

United has agreements with financial institutions that process customer credit card transactions for the sale of air travel and other services. Under certain of United’s credit card processing agreements, the financial institutions either require, or under certain circumstances have the right to require, that United maintains a reserve equal to a portion of advance ticket sales that has been processed by that financial institution, but for which United has not yet provided the air transportation. Such financial institutions may require additional cash or other collateral reserves to be established or additional withholding of payments related to receivables collected if United does not maintain certain minimum levels of unrestricted cash, cash equivalents and short term investments. United’s current level of unrestricted cash, cash equivalents and short term investments is substantially in excess of these minimum levels.

Guarantees and Off-Balance Sheet Financing

Fuel Consortia. United participates in numerous fuel consortia with other air carriers at major airports to reduce the costs of fuel distribution and storage. Interline agreements govern the rights and responsibilities of the consortia members and provide for the allocation of the overall costs to operate the consortia based on usage. The consortia (and in limited cases, the participating carriers) have entered into long-term agreements to lease certain airport fuel storage and distribution facilities that are typically financed through tax-exempt bonds (either special facilities lease revenue bonds or general airport revenue bonds), issued by various local municipalities. In general, each consortium lease agreement requires the consortium to make lease payments in amounts sufficient to pay the maturing principal and interest payments on the bonds. As of December 31, 2012, approximately $1.3 billion principal amount of such bonds were secured by significant fuel facility leases in which United participates, as to which United and each of the signatory airlines has provided indirect guarantees of the debt. As of December 31, 2012, the Company’s contingent exposure was approximately $259 million principal amount of such bonds based on its recent consortia participation. The Company’s contingent exposure could increase if the participation of other air carriers decreases. The guarantees will expire when the tax-exempt bonds are paid in full, which ranges from 2014 to 2041. The Company did not record a liability at the time these indirect guarantees were made.

Guarantees. United is the guarantor of approximately $1.9 billion, in aggregate principal amount of tax-exempt special facilities revenue bonds and interest thereon. These bonds, issued by various airport municipalities, are payable solely from rentals paid under long-term agreements with the respective governing bodies. The leasing arrangements associated with $1.7 billion of these obligations are accounted for as operating leases with the associated expense recorded on a straight-line basis resulting in ratable accrual of the lease obligation over the expected lease term. These tax-exempt special facilities revenue bonds are included in our lease commitments disclosed in Note 15. The leasing arrangements associated with $190 million of these obligations are accounted for as capital leases. All these bonds are due between 2015 and 2038.

In United’s financing transactions that include loans, United typically agrees to reimburse lenders for any reduced returns with respect to the loans due to any change in capital requirements and, in the case of loans in which the interest rate is based on the London Interbank Offered Rate (“LIBOR”), for certain other increased costs that the lenders incur in carrying these loans as a result of any change in law, subject in most cases to obligations of the lenders to take certain limited steps to mitigate the requirement for, or the amount of, such increased costs. At December 31, 2012, the Company had $2.6 billion of floating rate debt and $347 million of fixed rate debt, with remaining terms of up to ten years, that are subject to these increased cost provisions. In several financing transactions involving loans or leases from non-U.S. entities, with remaining terms of up to nine years and an aggregate balance of $2.8 billion, the Company bears the risk of any change in tax laws that would subject loan or lease payments thereunder to non-U.S. entities to withholding taxes, subject to customary exclusions.

Houston Bush Terminal B Redevelopment Project. In May 2011, United, in partnership with the Houston Airport System, announced that it would begin construction of the first phase of a potential three-phase $1 billion terminal improvement project for Terminal B at George Bush Intercontinental Airport (“Houston Bush”) by the end of 2011. In November 2011, the City of Houston issued approximately $113 million of special facilities revenue bonds to finance the construction of a new south concourse at Houston Bush dedicated to United’s regional jet operations. The bonds are guaranteed by United and are payable from certain rentals paid by United under a special facilities lease agreement with the City of Houston. The initial commitment is to construct the first phase of the originally anticipated three-phase project. The cost of construction of phase one of the project is currently estimated to be approximately $100 million and is funded by special facilities revenue bonds. Construction of the remaining phases of the project, if any, will be based on demand over the next seven to 10 years, with phase one currently expected to be completed in late 2013.

Based on a qualitative assessment of the Houston Bush Terminal B Redevelopment Project, due to the fact that United is guaranteeing the special facilities revenue bonds and the requirement that United fund cost overruns with no stated limits, United is considered the owner of the property during the construction period for accounting purposes. As a result, the construction project is being treated as a financing transaction such that the property and related financing will be included on the Company’s consolidated balance sheet as an asset under operating property and equipment and as a construction obligation under other long-term liabilities.

Labor Negotiations.

As of December 31, 2012, United, including its subsidiaries, had approximately 88,000 employees. Approximately 80% of United’s employees were represented by various U.S. labor organizations as of December 31, 2012.

During 2012, various labor agreements were reached between union representatives and United. On December 15, 2012, the pilots, represented by the Air Line Pilots Association, International ratified a joint collective bargaining agreement with United. In February 2013, United reached tentative agreements on new joint collective bargaining agreements with the International Association of Machinists (“IAM”) for the fleet service, passenger service and storekeeper workgroups. The tentative agreements with the IAM cover more than 28,000 employees and are subject to ratification by the IAM members. We are also currently in the process of negotiating joint collective bargaining agreements with all of our other major represented groups. Several other collective bargaining agreements were reached with unions during 2012, including various flight attendants in February 2012 and August 2012, the aircraft technicians in May 2012 and the pilot ground instructors in June 2012.